Praxis Impact International ETF PRXI Listing Exchange: NYSE Arca Summary Prospectus June 23, 2026

Before you invest, you may want to review the Praxis Impact International ETF’s prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated June 23, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus and other information about the Fund online at https://www.praxisinvests.com/resources/prospectuses-and-reports. You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to investorinfo@praxisinvests.com.

Investment Objective

The Praxis Impact International ETF seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.54%
Other Expenses[1]	None
Total Annual Fund Operating Expenses	0.54%

[1]

Pursuant to the management agreement, which has a unitary fee, the Adviser is responsible for paying substantially all expenses of the Fund, except for the management fees and (i) the following Fund operating expenses (if any): interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses, costs of holding shareholder meetings, litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and payments under the Fund’s 12b-1 plan; and (ii) any non-operating expenses incurred by the Fund, including brokerage commissions and any fees and expenses associated with the Fund’s securities lending program.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 55	$ 173

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the most recent fiscal year end, no portfolio turnover rate is available for the Fund.

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign companies organized under the laws of, headquartered in, or whose common equity securities are principally traded in countries outside the United States. The Fund seeks to generate performance that reflects the performance of a broad representation of foreign developed markets, as measured by its benchmark index, the Morningstar Developed Markets ex-North America Target Market Exposure. Equity securities in which the Fund invests include common stocks and American Depositary Receipts (ADRs), which are equity securities that represent shares of foreign companies in the index. The Fund will not hold all index constituents. Instead, the Fund seeks to invest in companies aligned with the Praxis Stewardship Investing core values. The Adviser applies proprietary screens that reflect the Praxis Stewardship Investing core values. The Fund’s Sub-Adviser applies proprietary optimization techniques to the non-excluded companies, to select investments according to their contribution to the Fund’s overall objective, while also seeking to construct a portfolio with substantially similar risk and return characteristics as the index. The Sub-Adviser determines whether to sell an investment based upon its assessment of the relative costs and benefits of continuing to hold an investment versus replacing it with other available investments, in light of the Fund’s investment objective, strategy and the characteristics of the overall portfolio.

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Praxis Impact International ETF

Praxis Stewardship Investing Core Values

Through various impact strategies, the Fund seeks to support the following core values:

● Respecting the dignity and value of all people

● Building a world at peace and free from violence

● Demonstrating a concern for justice in a global society

● Exhibiting responsible management practices

● Supporting and involving communities

● Practicing environmental stewardship

Additional information on Praxis’ Stewardship Investing philosophy, core values, screens and other ImpactX strategies can be found in the “Investment Objectives, Principal Investment Strategies and Related Risks” section beginning on page 4 of the Fund’s Prospectus.

Principal Investment Risks

Market Risk. The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political, economic, regulatory, market or other conditions, as well as global events such as war or other conflict, natural or environmental disasters and infectious disease outbreaks. Events in the financial markets and in the broader economy may cause uncertainty and volatility and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings.

Foreign Investment Risk. Because the Fund invests primarily in foreign securities, it is subject to foreign investment risks, which are the additional risks presented by foreign investments, such as changes in currency exchange rates, a lack of adequate company information, political instability, and market and economic developments abroad. In addition, markets and economies throughout the world are becoming increasingly interconnected and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Investment Strategy Risk. Because the Fund’s principal investment strategies are designed to create a portfolio of securities with substantially similar risk and return characteristics as the index, securities may be purchased, retained or sold at times when funds with different strategies would not do so. If the value of securities that are heavily weighted in the index falls, you can expect a greater risk of loss than if the Fund had a different investment strategy resulting in a lower weighting to those securities. In addition, because the Fund uses optimization techniques to construct its portfolio and does not hold all securities in the index, it is subject to optimization risk, which is the risk that the performance of the Fund may vary from the performance of the index due to imperfect correlation between the Fund’s holdings and the index components. This is also known as tracking error. Application of Stewardship Investing screens and sustainability data integration may contribute to tracking error.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.

Industry Concentration Risk. In following its methodology, the underlying index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries.

Trading Risk. The market prices of shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for shares. The Adviser cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than NAV during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes

Praxis Impact International ETF

a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease.

New Fund Risk. A new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate, and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Large Shareholder Risk. Certain large shareholders, including Authorized Participants and other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

FUND PERFORMANCE

Because the Fund has not yet commenced investment operations as of the date of the prospectus, there is no performance information quoted for the Fund. Once available, performance information for the Fund will be available online at www.praxisinvests.com.

FUND MANAGEMENT

Investment Adviser

Praxis Investment Management, Inc. serves as the investment adviser to the Fund.

Investment Sub-Adviser

Vident Advisory, LLC (d/b/a Vident Asset Management) serves as the investment sub-adviser to the Fund (the “Sub-Adviser”).

Portfolio Managers

Austin Wen, CFA®, Senior Portfolio Manager, Vident Asset Management, and Devin Ryder, CFA®, Senior Portfolio Manager, Vident Asset Management, will serve as the portfolio managers of the Fund at inception.

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Fund” on page 3 of the Fund’s prospectus.

Investing in the Fund

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (“ETF”). Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund.

The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of a Fund (“bid”) and the lowest price a seller is willing to accept for shares (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be included on the Fund’s website at www.praxisinvests.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as either ordinary income or capital gains except when you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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